Other Non-Current Assets	12 Months Ended
Mar. 31, 2018
Other Non Current Assets [Abstract]
Other Non-Current Assets
25)	OTHER NON-CURRENT ASSETS

	As at March 31
Particulars	2017	2018
Prepaid lease rentals	2,833	2,336
Indirect tax paid	11,410	11,385
Prepaid expenses	315	886
Receivable from related party	15,100	—
Total	29,658	14,607

Indirect tax paid represents service tax paid under protest. In the year ended March 31, 2016, investigation was initiated by Directorate General of Central Excise Intelligence (DGCEI) for certain service tax matters in India. On September 1, 2016, the Delhi High Court ordered for refund of the entire amount deposited under protest within 4 weeks from the date of the order. However, DGCEI filed an appeal against the order of the High Court before the Supreme Court of India with an application to stay the grant of refund. The stay on refund was granted and the proceedings in this matter are still under progress. The Company believes that it has a strong case in its favor based on its counsels’ opinions and no reserve is required to be set-up as at March 31, 2018.

Receivable from related party represents entitlement received by the Company on future proceeds from sale of stake in an Indian entity, engaged in the business-to-business online travel industry, from MIH Internet SEA Pte Ltd. pursuant to the acquisition of ibibo Group (refer note 7(a) and 23). This entitlement has been classified as “Available-for-sale Financial Assets” as per IAS 39 “Financial Instruments: Recognition and measurement”. The Group’s exposure to risks and fair value measurement is disclosed in note 5 and 35.